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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT



     We consent to the use in Amendment No. 4 to Registration Statement No. 333-70945 of Com21, Inc. on Form S-1 of our report dated January 18, 1999 appearing in the Prospectus, which is part of the Registration Statement. We also consent to the reference to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.



/s/ DELOITTE & TOUCHE LLP

Deloitte & Touche LLP
San Jose, California

February 15, 1999